Exhibit j.2

AMENDMENT TO THE

AMENDED AND RESTATED MASTER CUSTODIAN

AGREEMENT BETWEEN

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON APPENDIX A

OF THE AGREEMENT

AND

STATE STREET BANK AND TRUST COMPANY

This AMENDMENT (the “Amendment”) is entered into as of the 26th day of April, 2021 and effective as of the 15th Day of March, 2021 (the “Effective Date”), amending the Amended and Restated Master Custodian Agreement (as amended, supplemented, restated, or otherwise modified from time to time, the “Agreement”) made as of July 15, 2015 by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”) and each management investment company identified on Appendix A of the Agreement and each management investment company which becomes a party to the Agreement in accordance with the terms hereof (in each case, a “Fund” or “Funds”), including, if applicable, each series of the Fund identified on Appendix A and each series which becomes a party to the Agreement in accordance with the terms hereof.

WHEREAS, the Agreement provides that it may be amended by agreement between the parties at any time or from time to time in writing; and

WHEREAS, Custodian and the Funds wish to amend the Agreement to add an additional Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.

Amendment and Restatement Appendix A. Appendix A to the Agreement is hereby deleted in its entirety and replaced with the Appendix A attached to this Amendment, effective as of the Effective Date, which Appendix A may be supplemented or modified by the parties from time to time in writing, which upon execution and delivery shall form a part of the Agreement.

2.	Defined Terms. Terms used in this Amendment but not defined herein shall have the meaning ascribed to them in the Agreement.

3.

One Agreement. Except as amended herein, no other terms or provisions of the Agreement are amended or modified by this Amendment. Upon the execution of this Amendment, this Amendment and the Agreement shall form one agreement.

4.

Counterparts.    This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Amendment. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

5.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the choice of law set forth in the Agreement (excluding the law thereof which requires the application of or reference to the law of any other jurisdiction).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above

STATE STREET BANK AND TRUST COMPANY	EACH OF THE MANAGEMENT INVESTMENT COMPANIES AND SERIES SET FORTH ON APPENDIX A HERETO

Signed on its behalf:	Signed on its behalf:

By: /s/ Louis Abruzzi	By: /s/ E. Scott Wickerham
(Authorized Signatory)	(Authorized Signatory)

Name: Louis Abruzzi	Name: E. Scott Wickerham

Title: Senior Vice President	Title: SMD, Head of Fund Admin. VP & Controller

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of April 26, 2021)

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen All Cap Energy MLP Opportunities Fund

Nuveen AMT-Free Municipal Credit Income Fund f/k/a Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund*

Nuveen AMT-Free Municipal Value Fund*

Nuveen AMT-Free Quality Municipal Income Fund f/k/a Nuveen AMT-Free Municipal Income Fund*

Nuveen Arizona Quality Municipal Income Fund f/k/a Nuveen Arizona Premium Income Municipal Fund*

Nuveen Build America Bond Opportunity Fund

Nuveen California AMT-Free Quality Municipal Income Fund f/k/a Nuveen California AMT- Free Municipal Income Fund*

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Municipal Value Fund 2*

Nuveen California Municipal Value Fund, Inc.*

Nuveen California Quality Municipal Income Fund f/k/a Nuveen California Dividend Advantage Municipal Fund*

Nuveen California Select Tax-Free Income Portfolio*

Nuveen Core Equity Alpha Fund

Nuveen Core Plus Impact Fund (effective March 15, 2021)

Nuveen Credit Opportunities 2020 Target Term Fund

Nuveen Credit Opportunities 2022 Target Term Fund

Nuveen Credit Opportunities 2024 Target Term Fund

Nuveen Credit Strategies Income Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen Dynamic Municipal Opportunities Fund*

Nuveen Emerging Markets Debt 2022 Target Term Fund

Nuveen Emerging Markets Debt 2025 Term Fund

Nuveen Energy MLP Total Return Fund

Nuveen Enhanced Municipal Value Fund*

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Georgia Quality Municipal Income Fund f/k/a Nuveen Georgia Dividend Advantage Municipal Fund 2*

Nuveen Global Equity Income Fund

Nuveen Global High Income Fund

Nuveen High Income 2020 Target Term Fund

Nuveen High Income 2023 Target Term Fund

Nuveen High Income December 2018 Target Term Fund

Nuveen High Income December 2019 Target Term Fund

Nuveen High Income November 2021 Target Term Fund

Nuveen Intermediate Duration Municipal Term Fund*

Nuveen Intermediate Duration Quality Municipal Term Fund*

Nuveen Maryland Quality Municipal Income Fund f/k/a Nuveen Maryland Premium Income Municipal Fund*

Nuveen Massachusetts Quality Municipal Income Fund f/k/a Nuveen Massachusetts Premium Income Municipal Fund*

Nuveen Michigan Quality Municipal Income Fund f/k/a Nuveen Michigan Quality Income Municipal Fund*

Nuveen Minnesota Quality Municipal Income Fund f/k/a Nuveen Minnesota Municipal Income Fund*

Nuveen Missouri Quality Municipal Income Fund f/k/a Nuveen Missouri Premium Income Municipal Fund*

Nuveen Mortgage and Income Fund f/k/a Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2 Nuveen Multi-Market Income Fund

Nuveen Municipal 2021 Target Term Fund*

Nuveen Municipal Credit Income Fund f/k/a Nuveen Enhanced Municipal Credit Opportunities Fund*

Nuveen Municipal Credit Opportunities Fund*

Nuveen Municipal High Income Opportunity Fund*

Nuveen Municipal Income Fund, Inc.*

Nuveen Municipal Value Fund, Inc.*

Nuveen NASDAQ 100 Dynamic Overwrite Fund

Nuveen New Jersey Municipal Value Fund*

Nuveen New Jersey Quality Municipal Income Fund f/k/a Nuveen New Jersey Dividend Advantage Municipal Fund*

Nuveen New York AMT-Free Quality Municipal Income Fund f/k/a Nuveen New York AMT-Free Municipal Income Fund*

Nuveen New York Municipal Value Fund 2*

Nuveen New York Municipal Value Fund, Inc.*

Nuveen New York Quality Municipal Income Fund f/k/a Nuveen New York Dividend Advantage Municipal Fund*

Nuveen New York Select Tax-Free Income Portfolio*

Nuveen Ohio Quality Municipal Income Fund f/k/a Nuveen Ohio Quality Income Municipal Fund*

Nuveen Pennsylvania Quality Municipal Income Fund f/k/a Nuveen Pennsylvania Investment Quality Municipal Fund*

Nuveen Pennsylvania Municipal Value Fund*

Nuveen Preferred and Income 2022 Term Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Opportunities Fund f/k/a Nuveen Preferred Income Opportunities Fund

Nuveen Preferred & Income Securities Fund f/k/a Nuveen Preferred Securities Income Fund

Nuveen Quality Municipal Income Fund f/k/a Nuveen Dividend Advantage Municipal Fund*

Nuveen Real Asset Income and Growth Fund

Nuveen Real Estate Income Fund

Nuveen S&P 500 Buy-Write Income Fund

Nuveen S&P 500 Dynamic Overwrite Fund Nuveen Select Maturities Municipal Fund*

Nuveen Select Tax-Free Income Portfolio*

Nuveen Select Tax-Free Income Portfolio 2*

Nuveen Select Tax-Free Income Portfolio 3*

Nuveen Senior Income Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Strategic Municipal Credit Fund f/k/a Nuveen Municipal High Yield & Special Situations Fund*

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Taxable Municipal Income Fund f/k/a Nuveen Build America Bond Fund

Nuveen Virginia Quality Municipal Income Fund f/k/a Nuveen Virginia Premium Income Municipal Fund*

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen All-American Municipal Bond Fund*

Nuveen High Yield Municipal Bond Fund*

Nuveen Intermediate Duration Municipal Bond Fund*

Nuveen Limited Term Municipal Bond Fund*

Nuveen Short Duration High Yield Municipal Bond Fund*

Nuveen Strategic Municipal Opportunities Fund*

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund*

Nuveen Colorado Municipal Bond Fund*

Nuveen Maryland Municipal Bond Fund*

Nuveen New Mexico Municipal Bond Fund*

Nuveen Pennsylvania Municipal Bond Fund*

Nuveen Virginia Municipal Bond Fund*

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund*

Nuveen California Intermediate Municipal Bond Fund*

Nuveen California Municipal Bond Fund*

Nuveen Connecticut Municipal Bond Fund*

Nuveen Massachusetts Municipal Bond Fund*

Nuveen New Jersey Municipal Bond Fund*

Nuveen New York Municipal Bond Fund*

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund*

Nuveen Louisiana Municipal Bond Fund*

Nuveen North Carolina Municipal Bond Fund*

Nuveen Tennessee Municipal Bond Fund*

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund*

Nuveen Kentucky Municipal Bond Fund*

Nuveen Michigan Municipal Bond Fund*

Nuveen Missouri Municipal Bond Fund*

Nuveen Ohio Municipal Bond Fund*

Nuveen Wisconsin Municipal Bond Fund*

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Equity Market Neutral Fund

Nuveen Global Total Return Bond Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global All-Cap Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen U.S. Infrastructure Bond Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Emerging Markets Equity Fund

Nuveen Equity Long/Short Fund

Nuveen Global Growth Fund

Nuveen International Growth Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Japan Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Symphony Dynamic Equity Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

Nuveen Tradewinds Emerging Markets Fund

Nuveen Winslow International Large Cap Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund f/k/a Nuveen Winslow Large-Cap Growth Fund

Nuveen Winslow Managed Volatility Equity Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Symphony Dynamic Credit Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

Nuveen Symphony High Yield Income Fund f/k/a Nuveen Symphony Credit Opportunities Fund

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Global Real Estate Securities Fund

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

Nuveen Gresham Managed Futures Strategy Fund

Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Tax-Aware Fund

Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities and Income Fund f/k/a Nuveen Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of

Nuveen Core Impact Bond Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio*

NUVEEN INVESTMENT FUNDS, INC., on behalf of

Nuveen Dividend Value

Fund Nuveen Global Infrastructure Fund

Nuveen Credit Income Fund f/k/a Nuveen High Income Bond Fund

Nuveen Large Cap Select Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Value Fund

Nuveen Minnesota Intermediate Municipal Bond Fund*

Nuveen Minnesota Municipal Bond Fund*

Nuveen Nebraska Municipal Bond Fund*

Nuveen Oregon Intermediate Municipal Bond Fund*

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

Nuveen Short Term Municipal Bond Fund*

Nuveen Small Cap Growth Opportunities Fund

Nuveen Small Cap Select Fund

Nuveen Small Cap Value Fund

Nuveen Strategic Income Fund

*Tax-Exempt funds eligible for an earnings credit on U.S. cash balances as of April 1, 2020